UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/26/2007

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21145

Delaware	56-1668867
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenhardie Corporate Center,
1275 Drummers Lane, Suite 100, Wayne, Pennsylvania 19807
(Address of principal executive offices, including zip code)

610-975-9533
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

This Current Report on Form 8-K is being filed solely for the purpose of providing the press release issued by Encorium Group, Inc. on July 26, 2007, a copy of which is included herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

No.      Description

99.1    Press release dated July 26, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encorium Group, Inc.

Date: July 26, 2007	By:	/s/ Lawrence R. Hoffman
Lawrence R. Hoffman
Executive Vice President, General Counsel, Secretary and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 26, 2007